UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 7, 2005 (January 6, 2004)
Date of report (Date of earliest event reported)

Commission File Number	Name of Registrant State of Incorporation Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
1-267	ALLEGHENY ENERGY, INC. (A Maryland Corporation) 800 Cabin Hill Drive Greensburg, Pennsylvania 15601 Telephone (724) 837-3000	13-5531602
333-72498	ALLEGHENY ENERGY SUPPLY COMPANY, LLC (A Delaware Limited Liability Company) 4350 Northern Pike Monroeville, Pennsylvania 15601 Telephone (412) 858-1600	23-3020481
1-5164	MONONGAHELA POWER COMPANY (An Ohio Corporation) 1310 Fairmont Avenue Fairmont, West Virginia Telephone (304) 366-3000	13-5229392

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

        On January 6, 2005, Allegheny Energy, Inc. announced that its subsidiaries, Allegheny Energy Supply Company, LLC and Monongahela Power Company, asked a United States district court in West Virginia to declare that their coal-fired power plants are in compliance with the federal Clean Air Act.

        A copy of the press release relating to this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description
99.1	Press release issued by Allegheny Energy, Inc. on January 6, 2005.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 2005	ALLEGHENY ENERGY, INC. BY: /S/ JEFFREY D. SERKES —————————————— Name: Jeffrey D. Serkes Title: Senior Vice President and Chief Financial Officer

Dated: January 7, 2005	ALLEGHENY ENERGY SUPPLY COMPANY, LLC BY: /S/ JEFFREY D. SERKES —————————————— Name: Jeffrey D. Serkes Title: Vice President

Dated: January 7, 2005	MONONGAHELA POWER COMPANY BY: /S/ JEFFREY D. SERKES —————————————— Name: Jeffrey D. Serkes Title: Vice President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Allegheny Energy, Inc. on January 6, 2005 (filed herewith).